Exhibit 99.01

Building the Core Executing the Strategy Dick Kelly Chairman, President and CEO Merrill Lynch Global Power & Gas Leaders Conference September 26 – 27, 2006

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2005. Safe Harbor

Northern States Power Company-Minnesota 44% Net Income Public Service Company of Colorado 39% Net Income Southwestern Public Service 12% Net Income Northern States Power Company-Wisconsin 5% Net Income 5th Largest Combination Electric and Gas Utility (based on customers) Traditional Regulation 2005 EPS $1.20 continuing operations 2006 Dividend $0.89 annualized

Diverse, reliable supply Environmentally responsible Fairly priced energy Strategy: Building the Core Targeted investment to meet increasing customer needs:

Attractive Total Return EPS growth rate objective 5 – 7% per year * Annual dividend growth objective 2 – 4% per year Dividend yield ~ 4.3% * Excluding any impact from corporate-owned life insurance (COLI)

Des Moines 2005 Average Retail Electric Rate Comparison Cents per kWh Amarillo Kansas City Denver Mpls/St. Paul Boston Chicago Milwaukee Phoenix Salt Lake City 6.80 St. Louis Miami New York Washington DC 5.97 7.34 0 4 8 12 16 20

MW Xcel Energy Service Area Growth Continues Owned Generation Supply Requirement Contracted Purchases 0 7,000 14,000 21,000 28,000 2007 2009 2011 2013 2015

Xcel Energy and Wind Potential Wind Density High Low Xcel Energy States Served Source: National Renewable Energy Laboratory

Rate Base $10.8 B $13 B 4.5% Regulatory Equity Capitalization 52% 52 – 54% 0 to 1% Return on Equity 9.6% 10.5 to 11% 2.3 to 3.5% Earnings Growth Drivers Annual 2009 Growth 2005 Potential Rate

Investment Opportunities 2006 - 2020 MERP Comanche 3 CapX 2020 Group 1 Colorado IGCC Mercury CAIR License Extension & Uprate: Plant Repowering & Uprate New Generation/Gas Storage Environmental Improvements CapX 2020 Group 2 CapX 2020 Group 3 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 $700 $900 $60 $300 $700 $100 $700 $30 $4 Monticello Prairie Island Committed Estimated Cost Potential Investment A A P A A-MN MERP Comanche 3 CapX 2020 Group 1 Colorado IGCC Mercury CAIR License Extension & Uprate: Plant Repowering & Uprate New Generation/Gas Storage Environmental Improvements CapX 2020 Group 2 CapX 2020 Group 3 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 $700 $900 $60 $300 $700 $100 $700 $30 $4 Monticello Prairie Island Committed Estimated Cost Potential Investment A-MN A-MN A-MN A-MN F A A A A A Rider Recovery F Forward Regulatory Recovery

Incremental Investment Driven by Economic Signals Customer need Managing cost Supportive regulatory treatment Risk-adjusted return Increased customer and shareholder value Allocation of capital based on:

Engineering ~ 100% 60% 3% Equipment purchase ~ 100% 70% Project cost ~ 90% 76% 20% Construction 60% 25% Completion May May May 2007 2008 2009 Metro Emissions Reduction Program Status High King Bridge Riverside

Comanche 3 – 500 MW share of 750 MW super-critical pulverized coal plant Comanche 1 & 2 – Upgrades to environmental systems Comanche Project Estimated Comanche 3 completion: 2009 Engineering 30% Equipment Purchase 90% Project Cost 80% Construction 5% Percent Complete/Under Contract

Building the Core — Transmission CapX 2020: Collaborative Effort Three project groups to: Maintain/improve reliability Support new generation Reduce constraints Group II Group III South Dakota Iowa Minnesota Wisconsin North Dakota Group I

CapX 2020 — 3 Project Groups Group I — In-service 2011 – 2012 Total Cost SE Twin Cities-Rochester-LaCrosse WI / 345kV $1.3 Billion Bemidji - Grand Rapids / 230 kV Fargo - St. Cloud/Monticello area / 345 kV Xcel Share Brookings - SE Twin Cities / 345 kV $700 Million Group II — In-service 2012 – 2020 To be determined New 345 kV transmission loop around the Twin Cities Group III — In-service 2014 – 2020 To be determined As needed and generation projects developed Preliminary estimated total > $3 Billion

Increasing Our Earned Return on Equity Rate Cases with 2006 Impacts Dollars in millions Colorado Gas $34.5 $22.0 11.0% 10.5% Wisconsin Electric 53.1 43.4 11.9 11.0 Wisconsin Gas 7.8 3.9 11.9 11.0 Minnesota Electric * 156 131/115 ** 11.0 10.54 Dollar Increase Return on Equity Requested Granted Requested Granted * Pending final Commission order ** $131 for 2006 reduced to $115 in 2007

Colorado Electric Rate Case Highlights Requested $210 million increase Electric rate base = $3.4 billion 11% return on common equity Equity ratio = 60% Historical test year with adjustments for known and measurable Final decision expected late 2006 Rates expected to be in effect early 2007

Under earning: 8.5% ROE vs 10.75% $ 64 Increase ROE to 11% and higher equity ratio 17 Comanche 3 24 Depreciation 33 Wholesale contract expiration 14 Employee related costs 6 Other 20 $178 PCCA Impact & Amendment 37 Rider 32 Total requested $210 Dollars in millions Colorado Electric Rate Case Details

 PCCA & Base Amend- Rates ment 37 Total Increase requested $ 178 $ 32 $ 210 ROE 9.5% vs. 11% - 48 Average Comanche rate base - 13 Wholesale contracts - 8 Incentive compensation - 5 Weather-normalization - 4 Other - 9 Total $ 91 $ 32 $ 123 Earnings neutral Depreciation - 20 - 20 Total $ 71 $ 103 Dollars in millions Colorado Electric Rate Case Staff Recommendation

Colorado Electric Rate Case Schedule Rebuttal testimony — September 29 Hearings — October 23 through November 9 Statement of positions — November 20 Deliberations — December 1 Initial decision — December 18

Texas Electric Rate Case Highlights Requested $48 million increase Electric rate base = $943 million 11.6% return on common equity Equity ratio = 51% Historical test year with adjustments for known and measurable

Texas Electric Rate Case Developments Schedule calls for decision by March 2, 2007 Company identified change to jurisdictional allocations that increase Texas revenue requirement by $15 million Filed changes with the ALJ on September 25 Working with parties on negotiating a reasonable extension Anticipate a one-two month delay in the decision date

Potential Additional Rate Cases with 2007 Impact Colorado Gas Planned for 2006 Minnesota Gas Planned for 2006 North Dakota Electric Potential New Mexico Electric Potential South Dakota Electric Potential

Earnings Guidance Range Regulated utility $1.25 – $1.35 Holding company and other (0.10) COLI – tax benefit 0.10 Continuing operations $1.25 – $1.35 2006 Dollars per share

Financial Performance Objectives EPS growth rate target 5 – 7% per year * Annual dividend increases of 2 – 4% per year Deliver an attractive total return Credit rating — Senior unsecured debt BBB+ to A range * Excluding any impact from COLI

Appendix

Senior Debt Ratings Holding Co. BBB+ Baa1 BBB- NSPM A+ A2 A- A A3 BBB- NSPW A+ A2 A- A A3 BBB PSCo A- A3 A- BBB+ Baa1 BBB- SPS A- Baa1 BBB Fitch Moody’s S&P Fitch Moody’s S&P Secured Unsecured

Coal 36 8,138 Natural Gas 61 4,918 Nuclear 3 1,617 Hydro 83 508 Oil 24 492 RDF 6 96 Wind - 25 Total 15,794 2005 Owned Generating Facilities Unit Type Number MW * Xcel Energy supplies in excess of 1100 MWs of wind power * Xcel Energy Supply Sources Nuclear 10% Coal ** 45% Gas & Oil 38% * Includes purchases ** Low-sulfur western coal Renewables 7% 2005 Energy Supply Mix*

Nuclear Relicensing Status License renewal approvals expected 2006 Life Cycle and power uprate modifications to be installed 2008 – 2012 License renewal application — Submit to NRC and Minnesota PUC in 2008 — Approvals expected mid 2010 Unit 2 steam generator replacement expected 2013 Monticello Prairie Island

Minnesota Cost Recovery Mechanisms Projected electric fuel and purchased energy costs billed for the current month with subsequent true-up; MISO costs recovered through FCA on interim basis, with final recovery mechanism being developed by stakeholders Projected purchased gas cost billed for the current month with subsequent true-up Conservation Improvement Program rider which provides recovery of program costs plus incentives Metro Emission Reduction Program, Renewable Development Fund and State Energy Policy rider in place General Transmission rider authorized by law Mercury Reduction and Environmental Improvement rider authorized by law

Colorado Cost Recovery Mechanisms Energy Cost Adjustment recovers electric fuel and purchased energy costs (through 2006) – Filed for new plan Monthly Gas Cost Adjustment recovers natural gas commodity, interstate pipeline and storage costs Purchased Capacity Adjustment recovers the demand component of purchased power contracts (through 2006) – Filed for new plan Fuel Cost Adjustment recovers electric fuel and purchased energy costs from wholesale customers Demand-side Management Cost Adjustment rider (gas and electric) and Air Quality Improvement rider (to recover cost of emissions controls on several Denver metro generation facilities) Recovery of Comanche 3 construction work-in-progress Recovery of expenditures for renewable mandate Rider recovery of IGCC investment

2005 Rate Base and Returns Colorado Electric $3,120 8.5% Colorado Gas 1,084 7.00 Minnesota Electric 3,230 10.61 9.98% Minnesota Gas 422 6.30 7.42 North Dakota Electric 175 12.46 12.65 North Dakota Gas 42 5.71 6.81 South Dakota Electric 191 SPS Electric 1,422 Wisconsin Electric 613 Wisconsin Gas 83 Rate Weather- Base Actual Normalized * Reflects regulatory reporting requirements ** Electric and Gas Return on Equity * 6.26 ** Dollars in millions

Corporate-Owned Life Insurance Litigation (COLI) Positive pre-deduction cash flows Mortality gains The buildup of cash values The court’s opinion in the Dow case outlined three indicators of potential economic benefits to be examined in a COLI case. In Xcel Energy’s COLI case, the plans: Were projected to have sizeable pre-deduction cash flows, based upon the relevant assumptions when purchased Presented the opportunity for mortality gains that were not eliminated either retroactively or prospectively Had large cash value increases that were not encumbered by loans during the first seven years of the policies